UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 19, 2020

Patriot Scientific Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22182	84-1070278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2038 Corte Del Nogal, Suite 141

Carlsbad, CA 92011-1478

(Address of Principal Executive Offices, and Zip Code)

(760) 795-8517

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

JUMPSTART OUR BUSINESS STARTUPS ACT

The Company qualifies as an “emerging growth company” as defined in Section 101 of the Jumpstart our Business Startups Act (the “JOBS Act”) as we do not have more than $1,070,000,000 in annual gross revenue and did not have such amount as of May 31, 2020 our last fiscal year. We are electing to use the extended transition period for complying with new or revised accounting standards under Section 102(b)(1) of the JOBS Act.

We may lose our status as an emerging growth company on the last day of our fiscal year during which (i) our annual gross revenue exceeds $2,000,000,000 or (ii) we issue more than $2,000,000,000 in non-convertible debt in a three-year period. We will lose our status as an emerging growth company if at any time we are deemed to be a large accelerated filer. We will lose our status as an emerging growth company on the last day of our fiscal year following the fifth anniversary of the date of the first sale of common equity securities pursuant to an effective registration statement.

As an emerging growth company, we are exempt from Section 404(b) of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”) and Section 14A(a) and (b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such sections are provided below:

Section 404(b) of the Sarbanes-Oxley Act requires a public company’s auditor to attest to, and report on, management’s assessment of its internal controls.

Sections 14A(a) and (b) of the Exchange Act, implemented by Section 951 of the Dodd-Frank Act, require companies to hold shareholder advisory votes on executive compensation and golden parachute compensation.

As long as we qualify as an emerging growth company, we will not be required to comply with the requirements of Section 404(b) of the Sarbanes-Oxley Act and Section 14A(a) and (b) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

Stock Purchase Agreement

On August 19, 2020, Patriot Scientific Corporation (referred to as “Patriot” or “Parent” in the transaction), entered into a stock purchase agreement (the “Stock Purchase Agreement”) among Parent, PTSC Sub One Inc., a Delaware corporation ( “Buyer” and together with the Parent, the “Buyer Parties”), Mosaic ImmunoEngineering Inc., a Delaware corporation (the “Target” or “Company”), certain stockholders of the Target set for therein (as “Sellers”), and Steven King (as the “Sellers’ Representative” and together with the Target and Sellers, the “Seller Parties”) pursuant to which, Buyer will buy from Sellers 630,000 shares of its Class A common stock (“Class A Stock”), par value $0.0001 per share, and 70,000 shares of its Class B common stock (“Class B Stock”), par value $0.0001 per share, together the Class A Stock and Class B Stock shall collectively be referred to as “Target Common Stock”, representing 100% of the issued and outstanding common stock of the Target as of August 19, 2020. Upon closing, in exchange for the Target Common Stock, the holders of the Class A Stock shall receive 630,000 shares of the Parent’s preferred stock to be designated Series A Convertible Preferred Stock (“Series A Preferred”) and holders of the Class B Stock shall receive 70,000 shares of the Parent’s preferred stock to be designated Series B Convertible Preferred Stock (“Series B Preferred”). Each share of the Series A Preferred; shall (a) convert into 5,097.053 shares of common stock of the Parent, (b) possess full voting rights, on an as-converted basis, as the common stock of the Parent, and (c) have no dividend rate. Each share of the Series B Preferred; shall (a) convert into 5,734.185 shares of common stock of the Parent, (b) possess full voting rights, on an as-converted basis, as the common stock of the Parent, (c) have no dividend rate, and (d) shall possess certain anti-dilution protections as defined in the Series B Certificate of Designations. On a fully diluted, as converted basis, the Sellers shall own 90% of the issued and outstanding common stock of the Parent.

The Board of Directors of Parent and the Board of Directors of the Company have each approved execution of the Stock Purchase Agreement.

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The Board of Directors of Patriot Scientific Corporation believe that entering into this transaction is in the best interests of its shareholders based on the potential of the Target’s immunotherapy pipeline of products for the potential treatment of cancer and infectious diseases. The Target has secured broad rights through a two-year option agreement granting the Target the exclusive right to license certain technology for the treatment of cancer and infectious diseases, which is supported by numerous publications and university grant funding. In addition, the financial and scientific acumen of Patriot’s new president and chief executive officer, Steven King, who is currently the chief executive officer of the Company has extensive experience in product development, managing publicly traded companies, and raising capital in the public and private markets. Going forward, the newly combined company will focus primarily on research and development of immunotherapies for the treatment of cancer and infectious diseases.

The Stock Purchase Agreement contains customary representations and warranties of Seller Parties and Buyer Parties, which survive the closing through and until the six-month anniversary of the Closing Date.

Additionally, the Stock Purchase Agreement provides for customary pre-closing covenants of the parties, including a covenant to conduct their respective businesses in the usual, regular and ordinary course substantially consistent with past practice and to refrain from taking certain actions without the other parties’ consent.

The foregoing description the Stock Purchase Agreement is qualified in its entirety by reference to the full text of such document, a copy of which is attached hereto as Exhibit 10.13 and is incorporated herein by reference.

The Stock Purchase Agreement has been included with this document to provide you additional information regarding its terms. The Stock Purchase Agreement sets forth the contractual rights of the Buyer Parties and the Seller Parties but is not intended to be a source of factual, business, or operational information about either party. That kind of information can be found elsewhere in this document and in the other filings Patriot makes with the SEC, which are available without charge at the SEC’s web site (www.sec.gov).

Item 2.01	Completion of Acquisition or Disposition of Assets

On August 21, 2020, the Parent completed the purchase from Sellers of 630,000 shares of its Class A Stock and 70,000 shares of its Class B Stock, representing 100% of the issued and outstanding common stock of the Target as of August 21, 2020 (“Target Common Stock”). In exchange for the Target Common Stock, the holders of the Class A Stock received 630,000 shares of the Parent’s preferred stock designated Series A Convertible Preferred Stock (“Series A Preferred”) and holders of the Class B Stock received 70,000 shares of the Parent’s preferred stock designated Series B Convertible Preferred Stock (“Series B Preferred”). Each share of the Series A Preferred; will (a) convert into 5,097.053 shares of common stock of the Parent, (b) possess full voting rights, on an as-converted basis, as the common stock of the Parent, and (c) have no dividend rate, as defined in the Series A Certificate of Designations. Each share of the Series B Preferred; will (a) convert into 5,734.185 shares of common stock of the Parent, (b) possess full voting rights, on an as-converted basis, as the common stock of the Parent, (c) have no dividend rate, and (d) shall possess certain anti-dilution protections as defined in the Series B Certificate of Designations. As of closing, on a fully diluted, as converted basis, the Sellers own 90% of the issued and outstanding common stock of the Parent.

Item 3.02	Unregistered Sales of Equity Securities.

The 630,000 shares of the Series A Preferred and 70,000 shares of Series B Preferred that were issued to the Sellers in connection with the transaction were issued with a restrictive legend indicating that the shares had not been registered under the Securities Act of 1933 (the “Securities Act”). For more information, see Item 2.01 - Completion of Acquisition or Disposition of Assets.

The issuance of the Series A Preferred and Series B Preferred in conjunction with the acquisition of the Target Common Stock was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), together with regulations promulgated thereunder by the U.S. Securities and Exchange Commission, based upon the following: (a) there was no public offering or general solicitation with respect to the offering of such shares, (b) each Seller was provided with certain disclosure materials and all other information requested with respect to the Company, (c) each Seller acknowledged that the Series A Preferred and Series B Preferred was being acquired for investment and not with a view to distribution and constitutes “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act, (d) each Seller represented and warranted that he is an “accredited investor” as defined in Rule 501(a) under the Securities Act, and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

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Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Items 2.01, 3.02, and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The information regarding the Acquisition set forth in Item 2.01 – Completion of Acquisition or Disposition of Assets and the information set forth in Item 5.02 are incorporated herein by reference.

At the closing, the Sellers received 630,000 shares of the Series A Preferred and 70,000 shares of Series B Preferred. Each share of the Series A Preferred; will (a) convert into 5,097.053 shares of common stock of the Parent, (b) possess full voting rights, on an as-converted basis, as the common stock of the Parent, and (c) have no dividend rate, as defined in the Series A Certificate of Designations. Each share of the Series B Preferred; will (a) convert into 5,734.185 shares of common stock of the Parent, (b) possess full voting rights, on an as-converted basis, as the common stock of the Parent, (c) have no dividend rate, and (d) shall possess certain anti-dilution protections as defined in the Series B Certificate of Designations. As of closing, on a fully diluted, as converted basis, the Sellers own 90% of the issued and outstanding common stock of the Parent.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In conjunction with the Stock Purchase Agreement, Mr. Johnson will resign from his role as Interim Executive Officer, Interim Chief Financial Officer, and Secretary of the Parent effective August 28, 2020. There were no disagreements with Mr. Johnson on any matters. Mr. Johnson will continue to serve as a member of the Board of Directors. Upon the resignation of Mr. Johnson, Mr. Steven King will be appointed President and Chief Executive Officer of the Parent, Mr. Paul Lytle will be appointed Executive Vice President, Chief Financial Officer, and Secretary of the Parent, and Nicole Steinmetz, Ph.D, will be appointed Chief Scientific Officer of the Parent.

Also in conjunction with the Stock Purchase Agreement, Mr. Steven King, Mr. Paul Lytle, Dr. Nicole Steinmetz, and Dr. Robert Garnick, were appointed to serve as members of the Board of Directors of Parent. Ms. Gloria Felcyn and Mr. Carlton Johnson will continue to serve as members of the Board of Directors.

At this time, we do not have written employment agreements or other formal compensation agreements with any of our new officers and new and existing directors.

Item 5.03	Amendments to Certificate of Incorporation or Bylaws

Series A and Series B Preferred Stock Certificate of Designations:

In connection with the issuance of the Series A Preferred and Series B Preferred as described in this Current Report, we filed the Series A Certificate of Designation and Series B Certificate of Designation with the Secretary of State of the State of Delaware. The summary of the rights, privileges and preferences of the Series A Preferred and Series B Preferred set forth above in Item 2.01 of the Current Report are qualified in their entirety by reference to the Series A Certificate of Designation and Series B Certificate of Designation, which is attached hereto as Exhibit 3.3.9 and 3.3.10, respectively, and is incorporated herein by reference.

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Item 7.01	Regulation FD Disclosure.

On August 24, 2020, the Company issued a press release announcing the transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)       Financial statements of businesses acquired.

Financial statements as required for the periods specified in Rule 8-04(b) of Regulation S-X, and meeting the requirements of Regulation S-X, are not included in this Report. The Company will provide the required financial statements by amendment of this Current Report within 71 calendar days from the date on which this Current Report on Form 8-K is required to be filed.

(b)       Pro forma financial information.

Pro forma financial information, if and as required by Rule 8-05 of Regulation S-X, and meeting the requirements of Regulation S-X, are not included in this Report. If pro forma financial information is required with respect to the transaction described above, the Company will provide such required pro forma financial information by amendment of this Current Report within 71 calendar days from the date on which this Current Report on Form 8-K is required to be filed.

(d)       Exhibits

Exhibit No.	Description of Exhibit
3.3.9	Series A Certificate of Designation

3.3.10	Series B Certificate of Designation

3.3.11	Investor Rights Agreement dated August 19, 2020, among Patriot Scientific Corporation and holders of Series A and Series B Preferred Stock.
3.3.12	Voting Agreement dated August 19, 2020, among Patriot Scientific Corporation and holders of Series A and Series B Preferred Stock.

10.13	Stock Purchase Agreement, dated August 19, 2020, among Patriot Scientific Corporation, PTSC Sub One Inc., Mosaic ImmunoEngineering Inc. (the “Company”), certain stockholders of the Company set forth therein, and Steven King.

99.1	Press release issued August 24, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patriot Scientific Corporation

Date: August 25, 2020	By: /s/ Carlton Johnson
Carlton Johnson,
Interim Chief Executive Officer and interim Chief Financial Officer

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